UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2021

ECHO GLOBAL LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34470	20-5001120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue
	Suite 725	60654
	Chicago, Illinois	(Zip Code)
(Address of principal executive offices)

(800) 354-7993
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001	ECHO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

As previously disclosed, on September 9, 2021, Echo Global Logistics, Inc., a Delaware corporation (“Echo” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among, Einstein Midco, LLC, a Delaware limited liability company (“Parent”), Einstein Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company, providing for the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Merger Agreement. Parent and Merger Sub are owned and controlled by funds managed by The Jordan Company, L.P. (“TJC”).

The completion of the Merger is conditioned upon, among other things, the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), relating to the consummation of the Merger. The applicable waiting period under the HSR Act with respect to the Merger expired at 11:59 p.m., Eastern Time, on October 25, 2021.

The completion of the Merger remains subject to other customary closing conditions, including the approval of the Merger Agreement by Echo stockholders. Echo continues to expect the Merger to close in the fourth quarter of 2021.

Important Information for Investors and Stockholders

Important Information and Where to Find it

In connection with the proposed transaction between Echo and TJC, Echo has filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement on October 21, 2021 (the “Proxy Statement”). Echo may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Echo may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND

RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by Echo through the website maintained by the SEC at www.sec.gov, Echo’s investor relations website at https://ir.echo.com or by contacting the Echo investor relations department at the following:

Echo Global Logistics, Inc.

ir@Echo.com

(800) 354-7993

Certain Information Regarding Participants

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on February 26, 2021, and in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 30, 2021. Echo stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Echo directors and executive officers in the transaction, which may be different than those of Echo stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

All statements made in this Form 8-K, other than statements of historical fact, are or may be deemed to be forward-looking statements. These statements are forward-looking statements under the federal securities laws. We can give no assurance that any future results discussed in these statements will be achieved. These statements are based on current plans and expectations of Echo Global Logistics, Inc. and involve risks, uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) conditions to the closing of the transaction may not be satisfied and required regulatory approvals may not be obtained; (2) the transaction may involve unexpected costs, liabilities or delays; (3) the business of the Company may suffer as a result of uncertainty surrounding the transaction; (4) the outcome of any legal proceedings related to the transaction; (5) the Company may be adversely affected by other economic, business, legislative, regulatory and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (7) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; (8) the failure to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the transaction; and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all. If the transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. Additional factors that may affect the future results of the Company are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2020, which are available on the SEC’s website at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHO GLOBAL LOGISTICS, INC.

Dated: October 27, 2021	By:	/s/ Peter M. Rogers

Name:	Peter M. Rogers
Title:	Chief Financial Officer